                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2003


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      000-22474                87-0418807
----------------------------         ---------------       ---------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code: 215-940-4000


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         All references to "we," "our," "us" in this Current Report on Form 8-K ("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries unless the context of the description indicates otherwise.

         Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Business - Risk Factors" in our Annual Report on Form 10-K for the year ended June 30, 2003 ("Form 10-K"), which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

         The following brief summaries of certain agreements entered into by us do not describe all material terms of these agreements and are qualified entirely by reference to such agreements, attached hereto as Exhibits 10.1 - 10.15.

$250.0 Million Credit Facility

         On October 14, 2003, we entered into definitive agreements, attached hereto as Exhibits 10.1 -10.7 and 10.15 with a warehouse lender for a revolving mortgage loan warehouse credit facility of up to $250.0 million (the "$250.0 million facility") to fund loan originations. The $250.0 million facility has a term of three years with an interest rate on amounts outstanding equal to the one-month LIBOR plus a margin and the yield maintenance fees (as defined in the agreements attached as exhibits to this Form 8-K). We also agreed to pay fees of $8.9 million upon closing and approximately $10.3 million annually over the three year term, plus a nonusage fee based on the difference between the average daily outstanding balance for the current month and the maximum credit amount under the $250.0 million facility, as well as the lender's out-of-pocket expenses. See our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 25, 2003 (the "September 25, 2003 Form 8-K") for information regarding our loans, interest-only strips and residual interests securing this facility.

         The $250.0 million facility contains representations and warranties, events of default and covenants which are customary for facilities of this type, as well as our agreement to: (i) restrict total principal and interest outstanding on our subordinated debt to $750.0 million or less; (ii) make quarterly reductions commencing in April 2004 of an amount of subordinated debt pursuant to the formulas set forth in the loan agreement; (iii) maintain maximum interest rates payable on subordinated debt securities not to exceed 10 percentage points above comparable rates for FDIC insured products; and (iv) maintain minimum cash and cash equivalents of not less than $10.0 million. In addition to events of default which are typical for this type of facility, an event of default would occur if: (1) we are unable to sell subordinated debt for more than three consecutive weeks or on more than two occasions in a 12 month period; and (2) certain members of management are not executive officers and a satisfactory replacement is not found within 60 days.

         The definitive agreements grant the lender an option for a period of 90 days commencing on the first anniversary of entering into the definitive agreements to increase the credit amount on the $250.0 million facility to $400.0 million with additional fees and interest payable by us. The receipt of this $250.0 million facility satisfies a condition in our new $200.0 million credit facility, which required that we obtain another facility of at least $200.0 million described in the September 25, 2003 Form 8-K.

         Pursuant to the terms of our new $200.0 million credit facility described in our September 25, 2003 Form 8-K, we were required to close another facility of at least $200.0 million by October 3, 2003, which date was extended to October 8, 2003. We also obtained a waiver from this lender related to our non-compliance with the requirement to obtain a second facility as a condition to the closing of the $250.0 million facility described above. See Exhibits 10.8 and 10.9 attached hereto.

         Although we obtained two new credit facilities totaling $450.0 million, the proceeds of these credit facilities may only be used to fund loan originations and may not be used for any other purpose. Consequently, we will have to generate cash to fund the balance of our business operations from other sources, such as whole loan sales, additional financings and sales of subordinated debt. See "Risk Factors - We depend upon the availability of financing to fund our continuing operations. Any failure to obtain adequate funding could hurt our ability to operate profitably and restrict our ability to repay our subordinated debt, and negatively impact the value of our common stock" and - If we are unable to obtain additional financing, we may not be able to restructure our business to permit profitable operations or repay our subordinated debt when due, which would negatively impact the value of our common stock" in the Form 10-K.

Credit Facilities, Pooling and Servicing Agreements and Waivers Related to Financial Covenants

         The following discussion should be read in conjunction with the disclosure regarding our credit facilities contained in our Form 10-K under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations -Liquidity and Capital Resources - Credit Facilities " and in our September 25, 2003 Form 8-K under the heading "Recent Developments - Credit Facilities and Waivers Related to Financial Covenants."

         On September 30, 2003, we entered into an additional amendment to one credit facility (which was reduced to the $50.0 million facility as described in the September 25, 2003 Form 8-K) that extends the expiration date of the facility until October 10, 2003. The expiration date of this facility was subsequently extended to October 17, 2003. See Exhibits 10.10 and 10.11 attached hereto. Our ability to repay this facility upon expiration is dependent on our ability to refinance the loans in one of our new credit facilities or our sale of loans currently warehoused in the expiring facility by the expiration date.

         On September 30, 2003, the lender under the $25.0 million credit facility agreed to amend such facility in anticipation of our non-compliance at September 30, 2003 with the requirement that our net income not be less than zero for two consecutive quarters as a result of the anticipated loss for the first quarter of fiscal 2004. Pursuant to the revised terms of our agreement with this lender, attached hereto as Exhibit 10.12, no additional advances may be made under this facility after September 30, 2003.

         The lender on our new $200.0 million credit facility granted us a waiver of our anticipated non-compliance at September 30, 2003 with the net worth covenant contained in this credit facility. See Exhibit 10.13 attached hereto. We also agreed to amend our agreement with this lender to revise the net worth covenant to $25.0 million for the periods ending October 31, 2003 and November 30, 2003. See "$250 Million Credit Facility" above for the description of certain other extensions and waivers granted to us by this lender.

         In addition, as a result of our anticipated non-compliance at September 30, 2003 with the net worth requirements contained in several of our pooling and servicing agreements, we requested and obtained waivers of our non-compliance with these requirements. Pursuant to the terms of the amended agreements with one bond insurer and the trustee, the net worth maintenance requirement was waived for the term of the agreement and we were appointed as servicer for 120 days commencing October 1, 2003. See Exhibit 10.14 attached hereto. The bond insurer may determine to reappoint us a servicer for successive 120 day periods if we qualify to act as servicer, as determined by the bond insurer, in its sole discretion. If we do not re-qualify, we can be replaced as servicer. We received a verbal waiver of our non-compliance with a financial covenant (with written documentation pending) from another bond insurer on several other pooling and servicing agreements. No assurance can be given that we will be able to obtain this waiver in writing or whether any conditions will be imposed on us in connection with the written waiver. See "Risk Factors - Our servicing rights may be terminated if we fail to satisfactorily perform our servicing obligations, or fail to meet minimum net worth requirements or financial covenants which could hinder our ability to operate profitably and impair our ability to repay our subordinated debt, which would negatively impact the value of our common stock" in Form 10-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)      Financial Statements of Businesses Acquired

             None.

    (b)      Pro-forma Financial Information

             None.

    (c)      Exhibits

             The following exhibits are filed herewith:

Exhibit
Number       Description
-------      -----------

10.1 Master Loan and Security Agreement, dated as of October 14, 2003, between ABFS Warehouse Trust 2003-2 and Chrysalis Warehouse Funding, LLC.

10.2 Asset Purchase Agreement, dated as of October 14, 2003, between ABFS Warehouse Trust 2003-1 and ABFS Warehouse Trust 2003-2.

10.3 Asset Purchase Agreement, dated as of October 14, 2003, among HomeAmerican Credit, Inc., d/b/a Upland Mortgage, American Business Mortgage Services, Inc., and American Business Credit, Inc., as Sellers and ABFS Warehouse Trust 2003-1, as Purchaser.

10.4 Amended and Restated Trust Agreement between HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., and American Business Credit, Inc., ABFS Consolidated Holdings, Inc., as IOS Depositor and Wilmington Trust Company as Owner Trustee.

Exhibit
Number       Description
-------      -----------

10.5 Trust Agreement between ABFS Warehouse Trust 2003-1 and Wilmington Trust Company.

10.6 Pledge and Security Agreement, dated as of October 14, 2003, between ABFS Warehouse Trust 2003-1 and Clearwing Capital, LLC.

10.7 Fee and Right of First Refusal Letter addressed to ABFS Warehouse Trust 2003-1, ABFS Warehouse Trust 2003-2, American Business Financial Services, Inc. and its subsidiaries from Clearwing Capital, LLC.

10.8 Waiver, dated October 3, 2003, to Indenture, dated September 22, 2003, between ABFS Mortgage Loan Warehouse Trust 2003-1 and JP Morgan Chase Bank, as Indenture Trustee.

10.9 Waiver, dated as of October 8, 2003, to Indenture, dated September 22, 2003, between ABFS Mortgage Loan Warehouse Trust 2003-1 and JP Morgan Chase Bank, as Indenture Trustee.

10.10 Extension of the Expiration Date, dated September 30, 2003, under the Master Repurchase Agreement between Credit Suisse First Boston Mortgage Capital LLC and ABFS Repo 2001, Inc. from Credit Suisse First Boston Mortgage Capital LLC to ABFS Repo 2001, Inc.

10.11 Extension of the Expiration Date, dated October 10, 2003, under the Master Repurchase Agreement between Credit Suisse First Boston Mortgage Capital LLC and ABFS Repo 2001, Inc. from Credit Suisse First Boston Mortgage Capital LLC to ABFS Repo 2001, Inc.

10.12 First Amendment to First Amended and Restated Warehousing Credit and Security Agreement, dated September 30, 2003, between American Business Credit, Inc., American Business Mortgage Services, Inc. and HomeAmerican Credit, Inc. and Residential Funding Corporation.

10.13 Waiver, dated September 30, 2003, to Indenture, dated September 22, 2003, between ABFS Mortgage Loan Warehouse Trust 2003-1 and JP Morgan Chase Bank, as Indenture Trustee.

10.14 Term-to-Term Servicing Agreement, Waiver and Consent, dated as of September 30, 2003, between American Business Credit, Inc., MBIA Insurance Corporation as Note Insurer and JP Morgan Chase Bank as Trustee.

10.15 Servicing Agreement, dated October 14, 2003, between ABFS Warehouse Trust 2003-2, as Owner, Chrysalis Warehouse Funding, LLC, as Lender, American Business Credit, Inc., as Servicer, and Countrywide Home Loans Servicing LP, as Backup Servicer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 2003

                               AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                               By:    /s/ Anthony J. Santilli
                                      ------------------------------------------
                               Name:  Anthony J. Santilli
                               Title: Chairman, Chief Executive Officer,
                                      President, Chief Operating Officer and
                                      Director

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number       Description
-------      -----------

10.1 Master Loan and Security Agreement, dated as of October 14, 2003, between ABFS Warehouse Trust 2003-2 and Chrysalis Warehouse Funding, LLC.

10.2 Asset Purchase Agreement, dated as of October 14, 2003, between ABFS Warehouse Trust 2003-1 and ABFS Warehouse Trust 2003-2.

10.3 Asset Purchase Agreement, dated as of October 14, 2003, among HomeAmerican Credit, Inc., d/b/a Upland Mortgage, American Business Mortgage Services, Inc., and American Business Credit, Inc., as Sellers and ABFS Warehouse Trust 2003-1, as Purchaser.

10.4 Amended and Restated Trust Agreement between HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., and American Business Credit, Inc., ABFS Consolidated Holdings, Inc., as IOS Depositor and Wilmington Trust Company as Owner Trustee.

10.5 Trust Agreement between ABFS Warehouse Trust 2003-1 and Wilmington Trust Company.

10.6 Pledge and Security Agreement, dated as of October 14, 2003, between ABFS Warehouse Trust 2003-1 and Clearwing Capital, LLC.

10.7 Fee and Right of First Refusal Letter addressed to ABFS Warehouse Trust 2003-1, ABFS Warehouse Trust 2003-2, American Business Financial Services, Inc. and its subsidiaries from Clearwing Capital, LLC.

10.8 Waiver, dated October 3, 2003, to Indenture, dated September 22, 2003, between ABFS Mortgage Loan Warehouse Trust 2003-1 and JP Morgan Chase Bank, as Indenture Trustee.

10.9 Waiver, dated as of October 8, 2003, to Indenture, dated September 22, 2003, between ABFS Mortgage Loan Warehouse Trust 2003-1 and JP Morgan Chase Bank, as Indenture Trustee.

10.10 Extension of the Expiration Date, dated September 30, 2003, under the Master Repurchase Agreement between Credit Suisse First Boston Mortgage Capital LLC and ABFS Repo 2001, Inc. from Credit Suisse First Boston Mortgage Capital LLC to ABFS Repo 2001, Inc.

10.11 Extension of the Expiration Date, dated October 10, 2003, under the Master Repurchase Agreement between Credit Suisse First Boston Mortgage Capital LLC and ABFS Repo 2001, Inc. from Credit Suisse First Boston Mortgage Capital LLC to ABFS Repo 2001, Inc.

Exhibit
Number       Description
-------      -----------

10.12 First Amendment to First Amended and Restated Warehousing Credit and Security Agreement, dated September 30, 2003, between American Business Credit, Inc., American Business Mortgage Services, Inc. and HomeAmerican Credit, Inc. and Residential Funding Corporation.

10.13 Waiver, dated September 30, 2003, to Indenture, dated September 22, 2003, between ABFS Mortgage Loan Warehouse Trust 2003-1 and JP Morgan Chase Bank, as Indenture Trustee.

10.14 Term-to-Term Servicing Agreement, Waiver and Consent, dated as of September 30, 2003, between American Business Credit, Inc., MBIA Insurance Corporation as Note Insurer and JP Morgan Chase Bank as Trustee.

10.15 Servicing Agreement, dated October 14, 2003, between ABFS Warehouse Trust 2003-2, as Owner, Chrysalis Warehouse Funding, LLC, as Lender, American Business Credit, Inc., as Servicer, and Countrywide Home Loans Servicing LP, as Backup Servicer.